Capital structure and financing	12 Months Ended
Dec. 31, 2023
Share Capital, Reserves And Other Equity Interest And Financial Instruments [Abstract]
Capital structure and financing	Capital structure and financing
C.1. Share capital, share premium and reserves
Common shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds.
Where any Group company purchases the Company’s share capital, the consideration paid, including any directly attributable incremental costs, is shown under Treasury shares and deducted from equity attributable to the Company’s equity holders until the shares are canceled, reissued or disposed of. Where such shares are subsequently sold or reissued, any consideration received, net of any directly attributable incremental costs and the related income tax effects is included in equity attributable to the Company’s equity holders.
Share capital, share premium

	2023	2022
Authorized and registered share capital (number of shares)	200,000,000	200,000,000
Subscribed and fully paid up share capital (number of shares)	172,096,305	172,096,305
Par value per share	1.50	1.50
Share capital (US$ millions)	258	258
Share premium (US$ millions)	1,076	1,085
Total (US$ millions)	1,334	1,343
On May 18, 2022, the Board of Directors of Millicom resolved on a rights offering (the "Rights Offering") granting preferential subscription rights to existing holders of shares and Swedish Depositary Receipts ("SDRs") to subscribe for up to 70,357,088 shares in aggregate. The result of the Rights Offering showed that 68,822,675 shares, including those represented by SDRs, have been subscribed for by the exercise of basic subscription rights. The remaining 1,534,413 shares, including those represented by SDRs, were allotted to those investors who subscribed for them pursuant to over subscription privileges. The Rights Offering was thus fully subscribed, and Millicom received proceeds amounting to approximately $717 million after deducting underwriting commissions and other offering expenses of $28 million.
As a result, the Rights Offering resulted in the issuance of 70,357,088 new shares, which increased the number of outstanding shares in Millicom from 101,739,217 to 172,096,305. The share capital also increased by $106 million to $258 million from $153 million. The remaining $611 million had been allocated to the Group's share premium account.
Other equity reserves

	Legal reserve	Equity settled transaction reserve	Hedge reserve	Currency translation reserve	Pension obligation reserve	Total
	(US$ millions)
As of January 1, 2021	16	50	(19)	(605)	(4)	(562)
Share based compensation	—	18	—	—	—	18
Issuance of shares with respect to LTIPs	—	(25)	—	—	—	(25)
Remeasurements of post-employment benefit obligations	—	—	—	—	2	2
Cash flow hedge reserve movement	—	—	14	—	—	14
Currency translation movement	—	—	1	(41)	—	(41)
As of December 31, 2021	16	43	(3)	(646)	(3)	(593)
Share based compensation	—	25	—	—	—	25
Issuance of shares with respect to LTIPs	—	(17)	—	—	—	(17)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Cash flow hedge reserve movement	—	—	8	—	1	9
Currency translation movement	—	—	—	20	—	20
As of December 31, 2022	16	51	5	(626)	(4)	(559)
Share based compensation	—	50	—	—	—	50
Issuance of shares with respect to LTIPs	—	(40)	—	—	—	(40)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Transfer to legal reserves	2	—	—	—	—	2
Cash flow hedge reserve movement	—	—	(7)	—	—	(7)
Currency translation movement	—	—	—	56	—	56
As of December 31, 2023	18	61	(2)	(571)	(6)	(500)
C.1.1. Legal reserve
If Millicom International Cellular S.A. reports an annual net profit on a non-consolidated basis, Luxembourg law requires appropriation of an amount equal to at least 5% of the annual net profit to a legal reserve until such reserve equals 10% of the issued share capital. This reserve is not available for dividend distribution. In 2023, the AGM approved an allocation to the legal reserve for an amount of $1.9 million as a result of the capital increase which took place in 2022. No allocation was required in 2021 or 2022 as the 10% minimum level had been reached in 2011.
C.1.2. Equity settled transaction reserve
The cost of long-term share incentive plans ("LTIPs ")is recognized as an increase in the equity-settled transaction reserve over the period in which the performance and/or service conditions are rendered. When shares under the LTIPs vest and are issued the corresponding reserve is transferred to share premium.
C.1.3. Hedge reserve
The effective portions of changes in value of cash flow hedges are recorded in the hedge reserve (see note C.1. ).
C.1.4. Currency translation reserve
The currency translation reserve includes foreign exchange gains and losses arising from translations of subsidiaries (joint ventures and associates) with functional currencies different to US dollar. Their relevant financial position captions are translated to US dollars using the closing exchange rate; while their relevant statement of income captions are translated to US dollars at monthly average exchange rates during the year. When the Group disposes of or loses control or significant influence over a foreign operation, exchange differences that were recorded in equity are recognized in the consolidated statement of income as part of gain or loss on sale or loss of control and/or significant influence.
C.2. Dividend distributions
No dividend distributions were made in the last three years as the Group pivoted its shareholder's remuneration strategy to share buybacks.
In addition, the ability of the Company to make dividend payments is subject to, among other things, the terms of indebtedness, legal restrictions and the ability to repatriate funds from Millicom’s various operations. At December 31, 2023, $491 million (December 31, 2022: $472 million; December 31, 2021: $486 million) of Millicom’s retained profits represent statutory reserves that are unavailable to be distributed to owners of the Company.
C.3. Debt and financing
Debt and financing by type (i)

	Note	2023	2022
		(US$ millions)
Debt and financing due after more than one year
Bonds	C.3.1.	4,638	4,879
Banks	C.3.2.	1,832	1,776
Other financing (ii)		38	30
Total non-current financing		6,508	6,686
Less: portion payable within one year		(32)	(61)
Total non-current financing due after more than one year		6,476	6,624
Debt and financing due within one year
Bonds	C.3.1.	111	101
Banks	C.3.2.	59	18
Other financing		18	—
Total current debt and financing		188	119
Add: portion of non-current debt payable within one year		32	61
Total		221	180
Total debt and financing		6,697	6,804
(i)    See note D.1.1.. for further details on maturity profile of the Group debt and financing.
(ii) In July 2018, the Company issued a COP144,054.5 million /$50 million bilateral facility with IIC (Inter-American Development Bank) for a USD indexed to COP Note. The note bears interest at 9.450% p.a.. This COP Note is used as net investment hedge of the net assets of our operations in Colombia.

Debt and financing by location

	2023	2022
	(US$ millions)
Millicom International Cellular S.A. (Luxembourg)	2,388	2,573
Guatemala	1,463	1,465
Colombia	713	605
Paraguay	665	678
Bolivia	246	260
Panama	759	773
Costa Rica	142	128
El Salvador	174	173
Nicaragua	148	147
Total debt and financing	6,697	6,804
Debt and financing are initially recognized at fair value, net of directly attributable transaction costs. They are subsequently measured at amortized cost using the effective interest rate method. Amortized cost is calculated by taking into account any discount or premium on acquisition and any fees or costs that are an integral part of the effective interest rate. Any difference between the initial amount and the maturity amount is recognized in the consolidated statement of income over the period of the borrowing. Borrowings are classified as current liabilities, unless the Group has an unconditional right to defer settlement of the liability for at least 12 months from the statement of financial position date.
C.3.1. Bond financing
Bond financing

	Note	Country	Maturity	Interest Rate %	2023	2022
					(US$ millions)
SEK Variable Rate Notes	1	Luxembourg	2024	STIBOR (i) + 2.350%	—	191
SEK Variable Rate Notes	1	Luxembourg	2027	STIBOR (i) + 3.000%	222	214
USD 4.500% Senior Notes	2	Luxembourg	2031	4.500%	766	779
USD 6.625% Senior Notes	3	Luxembourg	2026	6.625%	147	147
USD 6.250% Senior Notes	4	Luxembourg	2029	6.250%	671	670
USD 5.125% Senior Notes	5	Luxembourg	2028	5.125%	446	446
USD 5.875% Senior Notes	6	Paraguay	2027	5.875%	507	508
PYG 8.750% Notes (tranche A)	6	Paraguay	2024	8.750%	16	16
PYG 9.250% Notes (tranche B)	6	Paraguay	2026	9.250%	7	7
PYG 10.000% Notes (tranche C)	6	Paraguay	2029	10.000%	9	9
PYG 9.250% Notes (tranche D)	6	Paraguay	2026	9.250%	1	1
PYG 10.000% Notes (tranche E)	6	Paraguay	2029	10.000%	3	3
PYG 9.250% Notes (tranche F)	6	Paraguay	2027	9.250%	2	2
PYG 10.000% Notes (tranche G)	6	Paraguay	2030	10.000%	3	3
PYG 6.000% Notes (tranche H)	6	Paraguay	2026	6.000%	13	13
PYG 6.700% Notes (tranche I)	6	Paraguay	2028	6.700%	20	19
PYG 7.500% Notes (tranche J)	6	Paraguay	2031	7.500%	22	22
BOB 5.800% Notes	7	Bolivia	2026	5.800%	29	35
BOB 4.850% Notes	7	Bolivia	2023	4.850%	—	14
BOB 3.950% Notes	7	Bolivia	2024	3.950%	7	14
BOB 4.600% Notes	7	Bolivia	2024	4.600%	20	41
BOB 4.300% Notes	7	Bolivia	2029	4.300%	13	15
BOB 4.700% Notes	7	Bolivia	2024	4.700%	10	21
BOB 5.300% Notes	7	Bolivia	2026	5.300%	6	8
BOB 5.000% Notes	7	Bolivia	2026	5.000%	42	48
BOB 6.000% Notes	7	Bolivia	2028	6.000%	57	—
UNE Bond 2 (tranches A and B)	8	Colombia	2023	CPI (ii) + 4.76%	—	31
UNE Bond 3 (tranche A)	8	Colombia	2024	+9.35%	42	33
UNE Bond 3 (tranche B)	8	Colombia	2026	CPI (ii) + 4.15%	66	53
UNE Bond 3 (tranche C)	8	Colombia	2036	CPI (ii) + 4.89%	33	26
UNE Bond 6.600%	8	Colombia	2030	6.600%	39	31
UNE Bond 4 (tranche A)	8	Colombia	2028	5.560%	30	24
UNE Bond 4 (tranche B)	8	Colombia	2031	CPI (ii) +2.61%	74	59
UNE Bond 4 (tranche C)	8	Colombia	2036	CPI (ii) + 3.18%	22	18
UNE Bond 7 (tranche A)	8	Colombia	2026	CPI + 8.10%	3	—
UNE Bond 7 (tranche B)	8	Colombia	2027	CPI + 8.25%	4	—
USD 4.500% Senior Notes	9	Panama	2030	4.500%	575	589
USD 5.125% Senior Notes	10	Guatemala	2032	5.125%	823	870
Total bond financing					4,750	4,980
(i)    STIBOR – Swedish Interbank Offered Rate.
(ii)    CPI - Colombian Consumer Price Index
Luxembourg
(1)    SEK Notes
In May 2019, MIC S.A. completed its offering of a SEK 2 billion floating rate senior unsecured sustainability bond due 2024 (the "2024 SEK bond"). The bond carried a floating coupon of 3-month Stibor+235bps. The Notes were redeemed in full on June 8, 2023 and cost of issuance fully amortized, accordingly. The 2024 SEK bond was swapped with various banks to hedge its principal and interest rate exposure, pursuant to which it effectively paid fixed-rate coupons in US dollars between 4.990% and 4.880%. The Group settled the swaps on the same date for $23 million.
On January 10, 2022, Millicom placed a SEK 2.2 billion floating rate senior unsecured sustainability bond due on 2027 (the "2027 SEK bond") carrying a floating coupon priced at 3-month Stibor+300bps. Costs of issuance of $2.4 million is amortized over the five year life of the bond (the effective interest rate is 3.23%). The 2027 SEK bond is swapped to US dollars to hedge the exchange risk of its principal and interest payments (see D.1.2.).
(2) (2031) USD 4.500% Senior Notes
On October 19, 2020, MIC S.A. issued $500 million aggregate principal amount of 4.500% Senior Notes due 2031. The Notes bear interest at 4.500% p.a., payable semiannually in arrears on each interest payment date. Proceeds were used to early redeem MIC S.A.'s $500 million 6.000% Senior Notes due 2025. Costs of issuance of $5.5 million is amortized over the eleven-year life of the notes (the effective interest rate is 4.800%).
On September 22, 2021, Millicom announced the early participation exchange results from its offer dated September 8, 2021; $302.1 million of the 6.625% Notes due 2026 were exchanged for $307.5 million of the 4.5% Notes due 2031 (at 101.812% exchange ratio). The gain of $15 million, derived from applying the "modification accounting" under IFRS 9 to this exchange, has been recorded under "Interest and other financial income" in the statement of income during the year ended December 31, 2021. Transaction costs attributable to this exchange amount to approximately $4 million and are amortized over the remaining life of the Notes due 2031.
In November and December 2023, Millicom repurchased some of the 2031 USD 4.500% Senior Notes on the open market for a total amount of $12 million. The difference with their carrying value of $16 million has been recognized as financial income. The corresponding Notes have subsequently been cancelled.
(3)    (2026) USD 6.625% Senior Notes
In October 2018, MIC S.A. issued $500 million aggregate principal amount of 6.625% Senior Notes due 2026. The Notes bear interest at 6.625% p.a., payable semiannually in arrears on each interest payment date. Proceeds were used to finance Cable Onda’s acquisition. Costs of issuance of $6 million were amortized over the eight-year life of the notes (the effective interest rate is 6.750%).
As aforementioned, $302.1 million of the 6.625% Notes due 2026 were exchanged during 2021 for $307.5 million of newly issued 4.5% Notes due 2031.
On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. This redemption followed Millicom’s announcement dated February 11, 2021. Total consideration of approximately $180 million was funded from cash, consistent with the Company's decision to prioritize debt reduction. The redemption premium of $5 million and the accelerated amortization of the upfront costs of $3 million, have been recorded in the line "Interest and other financial expenses" in the statement of income during the year ended December 31, 2021.
(4)    (2029) USD 6.250% Senior Notes
In March 2019, MIC S.A. issued $750 million of 6.250% notes due 2029. The notes bear interest at 6.250% p.a., payable semi-annually in arrears on March 25 and September 25 of each year, starting on September 25, 2019. The net proceeds were used to finance, in part, the completed Telefónica CAM Acquisitions. Costs of issuance of $8.2 million are amortized over the ten-year life of the notes (the effective interest rate is 6.360%). On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. See above.
(5)    (2028) USD 5.125% Senior Notes
In September 2017, MIC S.A. issued a $500 million, ten-year bond due January 2028, with an interest rate of 5.125%. Costs of issuance of $7 million are amortized over the ten year life of the notes (effective interest rate is 5.240%). On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. See above.
Paraguay
(6)    (2027) USD 5.875% Senior Notes and (2024-2031) PYG Notes
In April 2019, Telefónica Celular del Paraguay S.A.E. (Telecel) issued $300 million 5.875% senior notes due 2027. The notes bear interest at 5.875% p.a., payable semi-annually in arrears on April 15 and October 15 of each year, starting on October 15, 2019. The net proceeds were used to finance the repurchase of the Telecel 6.750% 2022 notes. Costs of issuance of $4 million are amortized over the eight-year life of the notes (the effective interest rate is 6.04%). On January 28, 2020, Telecel issued at a premium $250 million of 5.875% Senior Notes due 2027 (the "New Notes"), representing an additional issuance from the Senior Notes described above. The New Notes are treated as a single class with the initial notes, and were priced at 106.375% for an implied yield to maturity of 4.817%. The corresponding $15 million premium received is amortized over the Senior Notes maturity. On November 4, 2022, Telecel announced a tender offer (early tender consideration for $927.5 for each $1,000 principal amount of notes) to purchase for cash up to $55 million in aggregate principal amount of the Senior Notes. On November 20, 2022, Telecel announced that approximately $47 million in principal amount of the mentioned Notes, have been accepted and settled on November 21, 2022. Late tender expired on December 6, 2022 with no further tendered Notes. Total consideration amounted to approximately $44 million with a net financial income impact of $3 million given the Notes were repurchased below their par value.
In May 2020, Telefónica Celular del Paraguay, S.A.E.. completed the acquisition of another Millicom subsidiary in Paraguay - Mobile Cash Paraguay S.A , and further on June 30, 2020, the acquisition of Servicios y Productos Multimedios S.A.. Effective as of those dates, these new entities now form part of the borrower's group for the purposes of the $550 million 5.875% Senior Notes due 2027 issued by Telefónica Celular del Paraguay, S.A.E.. In addition, as of July 7, 2020 Servicios y Productos Multimedios S.A. became guarantor of the 5.875% Notes due 2027.
Between June 2019 and February 2020, Telecel registered and completed the issuance of a bond program for PYG 300,000 million (approximately $41 million using December 31, 2023 exchange rate) program on the Paraguayan stock market, launched in different series from 5 years to 10 years.
On October 1, 2021, Telecel issued another PYG 400,000 million bond (approximately $54 million using December 31, 2023 exchange rate) in three series with fixed interest rates between 6% to 7.5% and a repayment period from 5 to 10 years.
Bolivia
(7)    BOB Notes
In November 2015, Telefónica Celular de Bolivia S.A. issued a BOB 696 million (approximately $100 million) of notes in two series, series A for BOB 104.4 million (approximately $15 million), with a fixed annual interest rate of 4.050%, maturing in August 2020 and series B for BOB 591.6 million (approximately $85 million) with a fixed annual interest rate of 4.850%, maturing in August 2023. The bond has coupon with interest payable semi-annually in arrears in March and September during the first two years, thereafter each February and August. The effective interest rate is 4.840%. These bonds are listed on the Bolivia Stock Exchange. In January 2023, Telefónica Celular de Bolivia S.A. fully repaid the 4.850% notes which were due in August 2023.
In August 2016, Telefónica Celular de Bolivia S.A. issued a new bond for a total amount of BOB 522 million consisting of two tranches (approximately $50 million and $25 million, respectively). Tranche A and B bear fixed interest at 3.950% and 4.300%, and will mature in June 2024 and June 2029, respectively. These bonds are listed on the Bolivia Stock Exchange.
In October 2017, Telefónica Celular de Bolivia S.A placed approximately $80 million of local currency bonds in three tranches, which mature in 2022, 2024 and 2026 with a 4.300% , 4.700% and 5.300% respectively. These bonds are listed on the Bolivia Stock Exchange.
In July 2019 Telefónica Celular de Bolivia S.A issued two bonds one for BOB 420 million (approximately $61 million) with a 5.000% coupon maturing on August 2026 and another one for BOB 280 million (approximately $40 million) with a 4.600% coupon maturing on August 2024. Interest payments are semiannual and both bonds are listed on the Bolivia Stock Exchange.
In December 2020, Telefónica Celular de Bolivia S.A. issued BOB 345 million (approximately $50 million) senior notes which were priced at 5.800% due in 2026.
In November 2023, Tigo Bolivia issued a 6.00% local bond for an amount of BOB 387.5m (approximately $56 million at the time of the transaction) which is due in July 2028 to refinance some debt repayments, finance capex and general corporate purposes.
Colombia
(8)    UNE Bonds
In May 2011, UNE EPM Telecomunicaciones S.A. ("UNE") issued a COP300 billion (approximately $126 million) bond consisting of two equal tranches with five and twelve-year maturities. Interest rates are variable and depend on the tranche. Tranche A had variable interest, based on CPI, in Colombian peso and paid in Colombian peso. Tranche B bears variable interest, based on CPI, in Colombian peso and paid in Colombian peso. UNE applied the proceeds to finance its investment plan. Tranche A matured in October 2016 and tranche B was repaid in December 2023.
In May 2016, UNE issued a COP540 billion bond (approximately $176 million) consisting of three tranches (approximately $52 million, $83 million and $41 million respectively). Interest rates are either fixed or variable depending on the tranche. Tranche A bears fixed interest at 9.350%, while tranche B and C bear variable interest, based on CPI, (respective margins of CPI + 4.150% and
CPI + 4.890%), in Colombian peso. UNE applied the proceeds to finance its investment plan and repay one bond (COP150 billion tranche). Tranches A, B and C will mature in May 2024, May 2026 and May 2036, respectively.
In March 2020, UNE issued local bonds for an amount of COP 150 billion (approximately $44 million) to repay an existing bond for the same value, with a 6.600% fixed rate for 10 years.
On February 16, 2021, UNE issued under the approved local bond program, a COP 485,680 million bond (approximately $138 million using the transaction date exchange rate) with 3 maturities; Series 7 years at 5.56% fixed rate, Series 10 years at CPI plus 2.61% and Series 15 years at CPI plus 3.18% margin. With the aim to improve UNE’s natural hedge against local currency, the bond proceeds were used on March 26, 2021 to partially repay 50% of the $300 million syndicated loan of Colombia Movil S.A. (originally due in December 2024).
On January 5, 2023, UNE issued a COP230 billion (approximately $50 million at the time of the transaction) bond consisting of two tranches with three and four and a half-year maturities. Interest rates are variable, based on CPI + a margin, and interest is payable in Colombian peso.
On August 28, 2023, Millicom designated UNE, Colombia Móvil S.A. E.S.P., Edatel S.A. E.S.P., Orbitel Servicios Internacionales S.A.S., Cinco Telecom Corp., Inversiones Telco S.A.S. and Emtelco S.A.S. (collectively, the “Colombia Unrestricted Subsidiaries”), which are the entities constituting its Colombian operations as “Unrestricted Subsidiaries” under the 4.500% Notes, the 6.625% Notes, the 5.125% Notes, the 6.250% Notes, the SEK Bond, COP Bond and several of its financing agreements (see note G.6.)
Panama
(9) Cable Onda Bonds
In November 2019, Cable Onda issued $600 million aggregate principal amount of 4.500% senior notes due 2030 payable in U.S. dollars, registered with the Superintendencia del Mercado de Valores de Panamá and listed on the Luxembourg Stock Exchange and on the Panamá Stock Exchange. The Notes bear interest from November 1, 2019 at a rate of 4.500% per annum, payable on January 30, 2020, for the first payment and thereafter semiannually in arrears on each interest payment date. The proceeds were used to fund the Panama Acquisition and to refinance certain local financing. Costs of issuance of $16 million, which include an original issue discount (OID) is amortized over the ten-year life of the notes (the effective interest rate is 4.690%).
In December 2023, Cable Onda repurchased some of these Senior notes on the open market for a total amount of $13 million. The difference with their carrying value of $16 million has been recognized as a financial income. The corresponding Notes have subsequently been cancelled.
Guatemala
(10)    (2032) USD 5.125% Senior Notes
On January 27, 2022, the Group's principal subsidiary in Guatemala, Comunicaciones Celulares, S.A. ("Comcel"), completed the issuance of 10-year $900 million Senior Notes with a coupon of 5.125% per annum. The proceeds from this bond were used to repay a significant portion of the bridge financing that was used to fund the acquisition of the remaining 45% equity interest in the Tigo Guatemala operations (see note A.1.2.).
On November 4, 2022, Comcel announced a tender offer (early tender consideration for $822.5 for each $1,000 principal amount of notes) to purchase for cash up to $90 million in aggregate principal amount of the Senior Notes. On November 20, 2022, Comcel announced that approximately $19 million in principal amount of the mentioned Notes, have been accepted and settled on November 21, 2022. Late tender expired on December 6, 2022 with no further tendered Notes. Total consideration amounted to approximately $16 million with a net financial income impact of $3 million given the Notes were repurchased below their par value.
In November and December 2023, Comcel repurchased some of these Senior Notes on the open market for a total amount of $42 million . The difference with their carrying value of $49 million has been recognized as financial income. The corresponding Notes have subsequently been cancelled.
C.3.2. Bank and Development Financial Institution financing

	Note	Country	Maturity range	Interest rate	2023	2022
					(US$ millions)
Fixed rate loans
PYG Long-term loans	1	Paraguay	2023-2028	Fixed	63	76
USD - Long-term loans	2	Panama	2025-2026	Fixed	185	185
BOB Long-term loans	3	Bolivia	2023-2028	Fixed	62	64
GTQ Long-term loans	8	Guatemala	2023-2030	Fixed	640	595
Variable rate loans
USD Long-term loans	4	Costa Rica	2026	Variable	32	32
CRC Long-term loans	4	Costa Rica	2026	Variable	110	96
COP Long-term loans	5	Colombia	2025-2031	Variable	331	280
USD Long-term loans	5	Colombia	2024	Variable	50	50
USD Credit Facility / Senior Unsecured Term Loan Facility	6	El Salvador	2026-2027	Variable	174	173
USD Long-term loans	6	Nicaragua	2027	Variable	148	147
USD Revolving Credit Facility(i)	7	Luxembourg	2025	Variable	(2)	(3)
USD DNB Bilateral	7	Luxembourg	2026	Variable	100	99
Total Bank and Development Financial Institution financing					1,891	1,794
(i)     Relates to the amortized costs of the undrawn RCF that the Company entered into in October 2020 - see point 7 below.
Below are some further details on the facilities disclosed in the table above. When applicable, local currency amounts are translated in USD using the exchange rate at the time of obtaining them.
1.Paraguay
In July 2018, Telefónica Celular del Paraguay S.A.E. executed a seven-year loan with Regional Bank for PYG 115,000 million (approximately $18 million) with a final maturity in 2025.
In January 2019, Telefónica Celular del Paraguay S.A.E. obtained a seven-year loan from BBVA Bank for PYG 177,000 million (approximately $29 million at the date of the transaction) which is due on November, 26, 2025.
In September 2019, Telefónica Celular del Paraguay S.A.E. executed an amended and restated agreement with Banco Continental S.A.E.C.A., to consolidate three existing loans, for a PYG 370,000 million (approximately $57 million). The new loan has a maturity of 7 years.
In December 2020, Telecel executed a credit agreement with Banco Continental S.A.E.C.A for PYG 200,000 million (approximately $29 million) with a duration of 2.5 years. Main aim was to refinance outstanding bank loans with maturities from 2021 to 2025.
In December 2021, Telecel entered into a new loan of PYG 50,000 million (approximately $7 million) with GNB to refinance an outstanding bank loan with Banco Itaú. This loan bears fixed interest and will mature in 2024.
2.Panama
In August 2019, Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) entered into two credit agreements, one with Banco Nacional de Panama S.A , for $75 million which bears a fixed interest and has a 5 year duration and another one with the Bank of Nova Scotia (Sucursal Panama) for $75 million with a fixed interest and a five year duration to finance and refinance working capital and capital expenditures. In October 2020 and September 2021, the $75 million credit agreement with Banco Nacional de Panama S.A. has been early repaid. On July 29th, 2022 the $75 million loan with The Bank of Nova Scotia was repaid.
In December 2020, Telecomunicaciones Digitales, S.A. executed a credit agreement with Bank of Nova Scotia with a 60 month duration for $110 million divided into 2 tranches. Tranche A ($85 million) was disbursed on December 2020 to partially recall the Local Bond ($85 million) and Tranche B ($25 million) was disbursed on March 1, 2021.
On August 31, 2021, Telecomunicaciones Digitales, S.A. executed an agreement with Bank of Scotia for $75 million at a fixed rate. The facility was used to repay Cable Onda's remaining balance under the 5.75% local bond, which was initially due on September 3, 2025.
3.Bolivia
In June 2018, Telefónica Celular de Bolivia S.A. ("Tigo Bolivia") entered into a two tranche loan agreement with Banco BISA S.A for BOB 69.6 million (approximately $10 million) each, with a fixed interest rate. The loans have a term of 7 years.
In November 2019, they executed a new loan with Banco de Crédito de Bolivia S.A for Bs. 78 million (approximately $11 million), with semiannual payments and a fixed interest rate. The loan has a term of 4 years.
In October 2021, Tigo Bolivia signed additional credit facilities for a total amount of approximately $26 million with a repayment period between 2.5 and 5 years and bearing fixed interest rate.
In July 2022, Tigo Bolivia signed two new loan agreements for a total amount of approximately $8 million and a repayment period of five years, bearing fixed interest rate.
In February and August 2023, Tigo Bolivia signed a total of seven new bank loan agreements in local currency, all bearing fixed interest rates, for a corresponding total amount of approximately $53 million, and a repayment period between 1 and 5 years. The proceeds were used to refinance certain local financing. Out of these, approximately $20 million are guaranteed by stand-by letters of credit which were issued by Banco Latinoamericano de Comercio Exterior - Bladex S.A..
4.Costa Rica
On October 25, 2021, Millicom Cable Costa Rica S.A. executed new syndicated loan entered into by the Company and Millicom Cable Costa Rica as co-borrowers for an amount of $125 million. This loan has 2 tranches, a USD $33 million tranche with a SOFR+ margin and a local currency tranche at TBP+margin for an amount equivalent to $92 million.
5.Colombia
On December 14, 2021, UNE EPM Telecomunicaciones S.A. entered into an ESG Linked agreement with Bancolombia for a COP 450,000 million (approximately $94 million at the December 31, 2023 exchange rate) loan with a variable rate and a maturity of 7 years.
On December 20, 2019, the Group's operation in Colombia executed an amendment to the $300 million loan between Colombia Móvil S.A. E.S.P. as borrower and UNE EPM Telecomunicaciones S.A., as guarantor with a consortium of banks to extend the maturity for 5 years (now due on December 20, 2024) and lower the applicable margin. On March 26, 2021, $150 million were paid.
On September and November 2020, Colombia executed 4 new cross currency swaps of $25 million each with Bancolombia, JP Morgan and BBVA to complete $100 million and hedge the exposure of a portion of the $300 million Syndicated Loan Agreement, fixing the exchange and interest rates (see note D.1.2.).
On January 21, 2022, Colombia Movil S.A. repaid $100 million of the outstanding amount of the aforementioned Syndicated Loan Agreement. On January 19, 2022, the respective cross currency swaps with Bancolombia and JP Morgan for $25 million, each, were terminated. This resulted in a gain and cash settlement of $26 million (see note D.1.2.).
As of December 31, 2023, there is still $50 million outstanding under the Syndicated Loan Agreement, which is covered by cross currency and interest rate swaps.
On October 5, 2022 UNE EPM Telecomunicaciones S.A. entered into a credit loan with Bancolombia for COP 85,000 million loan (approximately $18 million) with a variable rate at Incremental Borrowing Rate +margin and a maturity of 1 year. The loan was extended to December 2023 when it was fully repaid.
6.El Salvador and Nicaragua
On December 26, 2021, Telemovil El Salvador S.A. ("Telemovil") executed a new credit agreement for $100 million with a 5 year maturity, which bears a variable interest to refinance the $100 million loan agreement dated March 23, 2018 with DNB and Nordea, which was entirely repaid on December 29, 2021. The credit agreement is guaranteed by Millicom.
On September 12, 2022, Telefonia Celular de Nicaragua, S.A. ("Nicaragua") and Telemovil entered into a new Credit and Guaranty Agreement with Bank of Nova Scotia as Administrative Agent and Citigroup and Bladex as Joint Lead Arrangers, and with the Company as Guarantor for $225 million Unsecured Term Loan with a 5-year maturity. The allocated portion for Telemovil is $75 million and the allocated portion for Nicaragua is $150 million. The proceeds have been used to partially repay loans with other companies within the Group. The interest rate for this loan is SOFR based plus a margin.
7.Luxembourg
In October 2020, MICSA. entered into a 5 year, $600 million ESG-linked revolving credit facility (the "Facility") with a syndicate of 11 commercial banks. This facility was not drawdown so far and could be used for financing of working capital or for general corporate purposes, if needed.
8.Guatemala
In October 2020, Tigo Guatemala executed several credit agreements with Banco Industrial, Banco G&T Continental, Banco de America Central and Banco Agromercantil for a total amount of GTQ 3,223 million (approximately $413 million) for 5 and 7 year term to refinance other credit agreements to finance and refinance working capital, capital expenditures and general corporate purposes.
On December 9, 2021, the Guatemalan operations entered into the following loan agreements:
•a GTQ 950 million loan with Banco Industrial (approximately $123 million) which bears a fixed interest initially due in October 2025. In April 2023, the debt maturity was extended to October 31, 2028.
•two loans for a total of GTQ 500 million with Banco G&T Continental S.A. (approximately $65 million) which bear a fixed interest rate and mature in December 2026.
On March 31, 2022, Comcel executed a new 5-year $150 million loan agreement with Banco de Desarrollo Rural, S.A.. Proceeds were disbursed on April 27, 2022 and were used to refinance some of the credit agreements Comcel had with Banco Industrial. In December 2023, the debt maturity was extended to March, 2028.
On June 13, 2023, Comcel, executed a new 7-year loan with Banco Industrial up to GTQ 400 million (approximately $51 million), bearing a fixed interest rate, mainly to finance the acquisitions of spectrum (refer to E.1..).
Right of set-off and derecognition
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.
A financial asset (or a part of a financial asset or part of a group of similar financial assets) is derecognized when:
•    Rights to receive cash flows from the asset have expired; or
•    Rights to receive cash flows from the asset have been transferred to a third party or the Group has retained the contractual rights to receive the contractual rights to receive the cash flows from the asset, but has assumed a contractual obligation to pass those cash flows under a “pass-through” arrangement.
When rights to receive cash flows from an asset have been transferred or a pass-through arrangement concluded, an evaluation is made if and to what extent the risks and rewards of ownership have been retained. When the Group has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the asset is recognized to the extent of the Group’s continuing involvement in the asset. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.
A financial liability is derecognized when the obligation under the liability is discharged or canceled, or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the statement of income.
C.3.3. Interest and other financial expenses
The Group’s interest and other financial expenses comprised the following:

	2023	2022	2021
	(US$ millions)
Interest expense on bonds and bank financing	(477)	(434)	(329)
Interest expense on leases	(117)	(124)	(113)
Early redemption charges	(1)	—	(5)
Others	(117)	(59)	(47)
Total interest and other financial expenses	(712)	(617)	(495)
C.3.4. Guarantees and pledged assets
Guarantees
Financial guarantee contracts issued by the Group are those contracts that require a payment to be made to reimburse the holder for a loss it incurs because the specified debtor fails to make payment when due in accordance with the terms of a debt instrument. Financial guarantee contracts are recognized initially as a liability at fair value, adjusted for transaction costs that are directly attributable to the issuance of the guarantee. Subsequently, the liability is measured at the higher of the best estimate of the expenditure required to settle the present obligation at the reporting date and the amount recognized, less cumulative amortization.
Liabilities to which guarantees are related are recorded in the consolidated statement of financial position under Debt and financing, and liabilities covered by supplier guarantees are recorded under Trade payables or Debt and financing, depending on the underlying terms and conditions.
Maturity of guarantees

	Bank and financing guarantees (i)		Supplier guarantees
Terms	As at December 31, 2023	As at December 31, 2022	As at December 31, 2023	As at December 31, 2022
	Outstanding and Maximum exposure		Outstanding and Maximum exposure
0-1 year	15	13	1	2
1-3 years	322	70	—	—
3-5 years	169	418	—	—
Total	505	501	1	2
(i) If non-payment by the obligor, the guarantee ensures payment of outstanding amounts by the Group's guarantor.
Pledged assets
As at December 31, 2023, the Group’s share of total debt and financing secured by either pledged assets, pledged deposits issued to cover letters of credit, or guarantees issued was $505 million (December 31, 2022: $501 million). At December 31, 2023 there were $6 million pledged deposits (2022: nil) by the Group over these debts and financings. The remainder represented primarily guarantees issued by Millicom S.A. to guarantee financings raised by other Group operating entities.
C.3.5. Covenants
Millicom’s financing facilities are subject to a number of covenants including net leverage ratio, debt service coverage ratios, or debt to earnings ratios, among others. In addition, certain of its financings contain restrictions on sale of businesses or significant assets within the businesses. At December 31, 2023, there were no breaches of financial covenants.
C.4. Lease liabilities
At December 31, 2023, lease liabilities are presented in the statement of financial position as follows:

	December 31, 2023	December 31, 2022
	(US$ millions)
Current	189	163
Non-Current	854	853
Total Lease liabilities	1,043	1,016

As permitted under IFRS 16, Millicom has elected not to recognize a lease liability for short term leases (leases with an expected term of 12 months or less) or for leases of low value assets. Payments associated with short-term leases of equipment and vehicles and all leases of low-value assets are rather recognized on a straight-line basis as an expense in the statement of income. Short-term leases are leases with a lease term of 12 months or less. Low-value assets comprise IT equipment and small items of office furniture. In addition, certain variable lease payments are not permitted to be recognized as lease liabilities and are expensed as incurred.
The expenses relating to payments not included in the measurement of the lease liability are disclosed in operating expenses and are as follows:

	2023	2022	2021
	(US$ millions)
Expense relating to short-term leases (included in cost of goods sold and services rendered and operating expenses)	0	0	0
The total cash outflow for leases in 2023 was $292 million (2022: $285 million; 2021: $277 million). Lease liabilities split by maturity and future cash outflows are disclosed in note D.5..
At December 31, 2023, the Group has not committed to any material leases which had not yet commenced and has no material lease contracts with variable lease payments.
The Group's leasing activities and how these are accounted for
The Group leases various lands, sites, towers (including those related to towers sold and leased back), offices, warehouses, retail stores, equipment and cars. Rental contracts are typically made for fixed periods but may have extension options as described below. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. The lease agreements do not impose any covenants, but leased assets may not be used as security for borrowing purposes.
Leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. Each lease payment is allocated between the reduction of the liability and finance cost. The finance cost is charged to the statement of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.
Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:
•fixed payments (including in-substance fixed payments), less any lease incentives receivable
•variable lease payment that are based on an index or a rate
•amounts expected to be payable by the lessee under residual value guarantees
•the exercise price of a purchase option if the lessee is reasonably certain to exercise that option, and
•payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.
The lease payments are discounted using the interest rate implicit in the lease. As it is generally impracticable to determine that rate, the Group uses the lessee’s incremental borrowing rate, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions. The incremental borrowing rate applied can have a significant impact on the net present value of the lease liability recognized under IFRS 16.
The Group determines the incremental borrowing rate by country and by considering the risk-free rate, the country risk, the industry risk, the credit risk and the currency risk, as well as the lease and payment terms and dates.
The Group is also exposed to potential future increases in variable lease payments based on an index or rate, which are not included in the lease liability until they take effect. When adjustments to lease payments based on an index or rate take effect, the lease liability is adjusted against the right-of-use asset by discounting the revised lease payments using either the initial discount rate or a revised discount rate. The initial discount rate is used if future lease payments are reflecting market or index rates or if they are in substance fixed. The discount rate is revised, if a change in floating interest rates occurs. The Group reassesses the variable payment only when there is a change in cash flows resulting from a change in the reference index or rate and not at each reporting date.
According to IFRS 16, lease term is defined as the non-cancellable period for which a lessee has the right to use an underlying asset, together with both: (a) periods covered by an option to extend the lease if the lessee is reasonably certain to exercise that option; and (b) periods covered by an option to terminate if the lessee is reasonably certain not to exercise that option. The assessment of such options is performed at the commencement of a lease. As part of the assessment, Millicom introduced the 'time horizon concept': the reasonable term under which the company expects to use a leased asset considering economic incentives, management decisions, business plans and the fast-paced industry Millicom operates in. The assessment must be focused on the economic incentives for Millicom to exercise (or not) an option to early terminate/extend a contract. The Group has decided to work on the basis the lessor will generally accept a renewal/not early terminate a contract, as there is an economic incentive to maintain the contractual relationship.
Millicom considered the specialized nature of most of its assets under lease, the low likelihood the lessor can find a third party to substitute Millicom as a lessee and past practice to conclude that, the lease term can go beyond the notice period when there is more than an insignificant penalty for the lessor not to renew the lease. This analysis requires judgment and has a significant impact on the lease liability recognized under IFRS 16.
Under IFRS 16, the accounting for sale and leaseback transactions has changed as the underlying sale transaction needs to be first analyzed using the guidance of IFRS 15. The seller/lessee recognizes a right-of-use asset in the amount of the proportional original carrying amount that relates to the right of use retained. Accordingly, only the proportional amount of gain or loss from the sale must be recognized.
Finally, the Group has taken the additional following decisions when adopting the standard:
•Non-lease components are capitalized (IFRS16.15)
•Intangible assets are out of IFRS 16 scope (IFRS16.4)
Cash and depositsCash and cash equivalents

	2023	2022
	(US$ millions)
Cash and cash equivalents in USD	531	820
Cash and cash equivalents in other currencies	244	220
Total cash and cash equivalents	775	1,039
Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. Restricted cash

	2023	2022
	(US$ millions)
Mobile Financial Services	49	50
Others	8	6
Restricted cash	56	57
Cash held with banks related to MFS which is restricted in use due to local regulations is denoted as restricted cash.
Pledged deposits
Pledged deposits represent contracted cash deposits with banks that are held as security for debts at corporate or operational entity level. Millicom is unable to access these funds until either the relevant debt is repaid or alternative security is arranged with the lender. At December 31, 2023, there were $6 million pledged deposits (2022: nil).
Net debt and net financing obligations
Net debt
'Net debt' is debt and financial liabilities, including derivative instruments (assets and liabilities), less cash and pledged and time deposits. In 2023, the definition of Net Debt has changed to include derivative financial instruments in order to have a more comprehensive view of our financial obligations. 2022 figures have also been represented accordingly.

	2023	2022
	(US$ millions)
Gross debt (i)	6,678	6,804
Add (less) derivatives & vendor financing related to debt (note D.1.2.)	58	34
Less:
Cash and cash equivalents	(775)	(1,039)
Pledged deposits	(6)	—
Net debt	5,956	5,799
(i) Excluding vendor financing of $18 million as of December 31, 2023.

Net financing obligations
'Net financing obligations' is Net debt plus lease liabilities.

	Assets		Liabilities from financing and other activities
	Cash and cash equivalents	Other	Bond and bank debt and financing	Derivatives and Vendor Financing	Lease liabilities	Total
Net financial obligations as at January 1, 2022	895	35	7,744	(20)	1,167	7,961
Cash flows	179	(35)	(557)	(14)	(157)	(872)
Recognition / Remeasurement	—	—	—	—	251	251
Interest accretion	—	—	9	—	—	9
Foreign exchange movements	(11)	—	(197)	69	(63)	(181)
Transfers to/from assets held for sale	(24)	—	(189)	—	(184)	(349)
Transfers	—	—	1	—	2	4
Other non-cash movements	—	—	(8)	—	—	(8)
Net financial obligations as at December 31, 2022	1,039	—	6,804	34	1,016	6,814
Cash flows	(270)	5	(288)	14	(177)	(185)
Recognition / Remeasurement	—	—	—	—	142	142
Interest accretion	—	—	(1)	—	—	(1)
Foreign exchange movements	6	—	163	10	61	229
Net financial obligations as at December 31, 2023	775	6	6,678	58	1,043	6,999
Financial instruments
i) Equity and debt instruments
Classification
The Group classifies its financial assets in the following measurement categories:
•those to be measured subsequently at fair value either through Other Comprehensive Income (OCI), or through profit or loss, and
•those to be measured at amortized cost.
The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flows.
For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).
The Group reclassifies debt investments when and only when its business model for managing those assets changes.
Measurement
At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.
Debt instruments
Subsequent measurement of debt instruments depends on the Group’s business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories into which the Group classifies its debt instruments:
•Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains / (losses), together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the consolidated statement of income.
•    FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in ‘Other non-operating (expenses) income, net’. Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses and impairment expenses are presented as ‘Other non-operating (expenses) income, net’ in the consolidated statement of income.
•    FVPL: Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within ‘Other non-operating (expenses) income, net’ in the period in which it arises.
Equity instruments
The Group subsequently measures all equity investments at fair value. The Group does not hold equity instruments for trading. Where the Group’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Purchases and sales of equity instruments are recognized as of their settlement date. Dividends from such investments continue to be recognized in profit or loss as other income when the Group’s right to receive payments is established.
Otherwise, changes in the fair value of financial assets at FVPL are recognized in ‘Other non-operating (expenses) income, net’ in the consolidated statement of income as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.
Impairment
The Group assesses on a forward looking basis the expected credit losses associated with its financial assets carried at amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.
For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the trade receivables.
The provision is recognized in the consolidated statement of income within equipment, programming and other direct costs.
ii)    Derivative financial instruments and hedging activities
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured at fair value at each subsequent closing date. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument and, if so, the nature of the item being hedged. The Group designates certain derivatives as either:
a)    Hedges of the fair value of recognized assets or liabilities or a firm commitment (fair value hedge); or
b)    Hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge).
c)    Hedges of a net investment in a foreign operation (net investment hedges).
For transactions designated and qualifying for hedge accounting, at the inception of the transaction, the Group documents the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedging transactions. This is done in reference to the Group Treasury Policy as last updated and approved by the Audit Committee in late 2020. The Group also documents its assessment, both at hedge inception and on an ongoing basis (quarterly), of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
The full fair value of a hedging instrument is classified as a non-current asset or liability when the period to maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.
The change in fair value of hedging instruments that are designed and qualify as fair value hedges is recognized in the statement of income as finance costs or income. The change in fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in the statement of income as finance costs or income.
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. Gains or loss relating to any ineffective portion is recognized immediately in the statement of income within Other non-operating (expenses) income, net. Amounts accumulated in equity are reclassified to the statement of income in the periods when the hedged item affects profit or loss.
Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in other comprehensive income and accumulated in reserves in equity. The gain or loss relating to the ineffective portion is recognised immediately in profit or loss within Other non-operating (expenses) income, net. Gains and losses accumulated in equity are reclassified to profit or loss when the foreign operation is disposed of or sold.
When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time is recycled to the statement of income within Other non-operating (expenses) income, net.
When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the statement of income within Other non-operating (expenses) income, net.
Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognised immediately in profit or loss and are included in Other non-operating (expenses) income, net.
Fair value measurement hierarchy
Millicom uses the following fair value measurement hierarchy:
Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
Level 3 – Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The Group enters into derivative financial instruments with various counterparties, principally financial institutions with investment grade ratings. Interest rate swaps and foreign exchange forward contracts are valued using valuation techniques, which employ the use of markets observable data. The most frequently applied valuation techniques include forward pricing and swap models using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, yield curves of the respective currencies, interest rate curves and forward curves.Fair value of financial instruments
The fair value of Millicom’s financial instruments are shown at amounts at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of all financial assets and all financial liabilities, except debt and financing approximate their carrying value largely due to the short-term maturities of these instruments. The fair values of all debt and financing have been estimated by the Group, based on discounted future cash flows at market interest rates.
Fair values of financial instruments at December 31,

		Carrying value		Fair value
	Note	2023	2022	2023	2022
		(US$ millions)
Financial assets
Derivative financial instruments		6	19	6	19
Other non-current assets		84	76	84	76
Trade receivables, net		443	379	443	379
Amounts due from non-controlling interests, associates and joint venture partners	G.5.	12	15	12	15
Supplier advances for capital expenditures		21	21	21	21
Other current assets		190	197	190	197
Restricted cash	C.5.2.	56	57	56	57
Cash and cash equivalents	C.5.1.	775	1,039	775	1,039
Total financial assets		1,587	1,803	1,587	1,803
Current		1,503	1,708	1,503	1,708
Non-current		84	95	84	95
Financial liabilities
Debt and financing (i)	C.3.	6,678	6,804	6,086	6,327
Trade payables		390	400	390	400
Payables and accruals for capital expenditure		314	428	314	428
Derivative financial instruments		46	53	46	53
Put option liability	C.7.4.	86	—	86	—
Amounts due to non-controlling interests, associates and joint venture partners	G.5.	74	58	74	58
Accrued interest and other expenses		444	412	444	412
Other liabilities		1,128	658	1,128	658
Total financial liabilities		9,161	8,812	8,569	8,335
Current		1,670	1,602	1,689	1,602
Non-current		7,491	7,210	6,881	6,733
(i)    Fair values are measured with reference to Level 1 (for listed bonds) or level 2.
Equity investments
As at December 31, 2023 and 2022, Millicom has no material investments in equity instruments.
Call and put options
Cable Onda call and put options
As part of the acquisition of Cable Onda, the shareholders agreed on certain put and call options as follows - as amended subsequent to the acquisition of Telefónica Panama. As previously explained in note A.1.2., on June 14, 2022, the Group received the formal notification from the minority shareholders of Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) confirming the exercise of their put option right to sell their remaining 20% shareholding to Millicom for a cash amount of approximately $290 million. The call option expired at the same time. Up to the exercise of the put option, the changes in value of the call option asset and put option liability were recorded in the Group's statement of income under "Other non-operating (expenses) income, net" (see note B.5.).

Put Option - Tigo-UNE
On October 12, 2023, Millicom and its partner, Empresas Públicas de Medellin (EPM), agreed to recapitalize Tigo-UNE, Millicom's 50%-owned operation in Colombia. Each partner contributed COP 300 billion (approximately $74 million at the time of the transaction) to support the continued development of Tigo-UNE's strategy
With this agreement, both partners retain their current shareholding in Tigo-UNE. Furthermore they agreed to add in the shareholder's agreement an unconditional put option maturing on September 30, 2024, that, if exercised, would allow EPM to sell to Millicom their entire 50% stake in Tigo-UNE for COP 330 billion. As a result, a put option liability has been recognized in Millicom's statement of financial position, with its counterpart in the Group's equity. As of December 31, 2023, the liability, denominated in local currency, amounts to $86 million.